Cash and cash equivalents and marketable securities (Policies)	12 Months Ended
Dec. 31, 2024
Cash And Cash Equivalents And Marketable Securities
Accounting policy for cash and cash equivalents

Accounting policy for cash and cash equivalents

Cash and cash equivalents comprise cash on hand, term deposits with banks and short-term highly-liquid financial investments that are readily convertible to known amounts of cash, are subject to insignificant risk of changes in value and have a maturity of three months or less from the date of acquisition.

Accounting policy for marketable securities

Accounting policy for marketable securities

The amounts invested in operations with terms of more than three months, as from the date of the agreement, are initially measured at fair value and subsequently according to their respective classifications, which are based on the way in which these funds are managed and their features of contractual cash flows:

•	Amortized cost – financial assets that give rise, on specified dates, to cash flows represented exclusively by payments of principal and interest on the outstanding principal amount, the purpose of which is to receive its contractual cash flows. They are presented in current and in non-current assets according to their expectation of realization. Interest income from these investments is calculated using the effective interest rate method.
•	Fair value through profit or loss – financial assets whose purpose is to receive from its sale. They are presented in current assets due to the expectation of realization within 12 months of the reporting date.